                                                                 EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17009,333-43633 and 333-69583) of Computer Learning Centers, Inc. of our report dated May 15, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP
New York, New York
May 15, 2000